EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of SEMCO Energy, Inc. (the "Issuer").

     I, John E. Schneider, Senior Vice President and Chief Financial Officer of the Issuer, certify that:

(i)     The  Form  10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:  May  14,  2003
                                           /s/John E. Schneider
                                           -------------------------------------
                                           John  E.  Schneider
                                           Senior  Vice  President  and
                                           Chief  Financial  Officer,
                                           SEMCO  Energy,  Inc.